SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2005 (August 16, 2005)
AMERICAN HOMEPATIENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018
(Address of principal executive offices)
(615) 221-8884
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-99.1 Opinion of the Sixth Circuit dated August 16, 2005
Ex-99.2 Press Release dated August 16, 2005

Item 8.01. Other Events.
     On August 16, 2005, the United States Court of Appeals for the Sixth Circuit (the “Sixth Circuit”) issued an opinion affirming the decision of the United States District Court for the Middle District of Tennessee to affirm the ruling by the United States Bankruptcy Court for the Middle District of Tennessee approving the plan of reorganization for American HomePatient, Inc. (the “Company”) that became effective July 1, 2003. The opinion of the Sixth Circuit is attached hereto as Exhibit 99.1. A press release issued by the Company describing the decision of the Sixth Circuit is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Number	Exhibit

99.1	Opinion of the Sixth Circuit dated August 16, 2005.
99.2	Press Release dated August 16, 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.

By:	/s/ Robert L. Fringer
Robert L. Fringer
Vice-President, Controller and Assistant Secretary

Date: August 17, 2005

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EXHIBIT INDEX

Number	Exhibit

99.1	Opinion of the Sixth Circuit dated August 16, 2005.
99.2	Press Release dated August 16, 2005.

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